EXHIBIT 6 (I) UNDER FORM N-1A
                                               EXHIBIT 1 UNDER ITEM 601/REG. S-K

                         WORLD INVESTMENT SERIES, INC.

DISTRIBUTOR'S CONTRACT

     AGREEMENT made this 1st day of March, 1994, by and between WORLD INVESTMENT SERIES, INC. (the "Corporation"), a Maryland Corporation, and FEDERATED SECURITIES CORP. ("FSC"), a Pennsylvania Corporation.

     In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

     1. The Corporation hereby appoints FSC as its agent to sell and distribute shares of the Corporation which may be offered in one or more series (the "Funds") consisting of one or more classes (the "Classes") of shares (the "Shares"), as described and set forth on one or more exhibits to this Agreement, at the current offering price thereof as described and set forth in the current Prospectuses of the Corporation. FSC hereby accepts such appointment and agrees to provide such other services for the Corporation, if any, and accept such compensation from the Corporation, if any, as set forth in the applicable exhibit to this Agreement.

     2. The sale of any Shares may be suspended without prior notice whenever in the judgment of the Corporation it is in its best interest to do so.

     3. Neither FSC nor any other person is authorized by the Corporation to give any information or to make any representation relative to any Shares other than those contained in the Registration Statement, Prospectuses, or Statements of Additional Information ("SAIs") filed with the Securities and Exchange Commission, as the same may be amended from time to time, or in any supplemental information to said Prospectuses or SAIs approved by the Corporation. FSC agrees that any other information or representations other than those specified above which it or any dealer or other person who purchases Shares through FSC may make in connection with the offer or sale of Shares, shall be made entirely without liability on the part of the Corporation. No person or dealer, other than FSC, is authorized to act as agent for the Corporation for any purpose.
FSC agrees that in offering or selling Shares as agent of the Corporation, it will, in all respects, duly conform to all applicable state and federal laws and the rules and regulations of the National Association of Securities Dealers, Inc., including its Rules of Fair Practice. FSC will submit to the Corporation copies of all sales literature before using the same and will not use such sales literature if disapproved by the Corporation.

     4. This Agreement is effective with respect to each Class as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Class presently set forth on an exhibit and any subsequent Classes added pursuant to an exhibit during the initial term of this Agreement for one year from the date set forth above, and thereafter for successive periods of one year if such continuance is approved at least annually by the Directors of the Corporation including a majority of the members of the Board of Directors of the Corporation who are not interested persons of the Corporation and have no direct or indirect financial interest in the operation of any Distribution Plan relating to the Corporation or in any related documents to such Plan (Directors) cast in person at a meeting called for that purpose. If a Class is added after the first annual approval by the Directors as described above, this Agreement will be effective as to that Class upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Agreement by the Directors and thereafter for successive periods of one year, subject to approval as described above.

     5. This Agreement may be terminated with regard to a particular Fund or Class at any time, without the payment of any penalty, by the vote of a majority of the Disinterested Directors or by a majority of the outstanding voting securities of the particular Fund or Class on not more than sixty (60) days' written notice to any other party to this Agreement. This Agreement may be terminated with regard to a particular Fund or Class by FSC on sixty (60) days' written notice to the Corporation.

     6. This Agreement may not be assigned by FSC and shall automatically terminate in the event of an assignment by FSC as defined in the Investment Company Act of 1940, as amended, provided, however, that FSC may employ such other person, persons, corporation or corporations as it shall determine in order to assist it in carrying out its duties under this Agreement.

     7. FSC shall not be liable to the Corporation for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed by this Agreement.

     8. This Agreement may be amended at any time by mutual agreement in writing of all the parties hereto, provided that such amendment is approved by the Directors of the Corporation including a majority of the Disinterested Directors of the Corporation cast in person at a meeting called for that purpose.

     9. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

     10. (a) Subject to the conditions set forth below, the Corporation agrees to indemnify and hold harmless FSC and each person, if any, who controls FSC within the meaning of Section 15 of the Securities Act of 1933 and Section 20 of the Securities Act of 1934, as amended, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectuses or SAIs (as from time to time amended and supplemented) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation about FSC by or on behalf of FSC expressly for use in the Registration Statement, any Prospectuses and SAIs or any amendment or supplement thereof.

               If any action is brought against FSC or any controlling person thereof with respect to which indemnity may be sought against the Corporation pursuant to the foregoing paragraph, FSC shall promptly notify the Corporation in writing of the institution of such action and the Corporation shall assume the defense of such action, including the employment of counsel selected by the Corporation and payment of expenses. FSC or any such controlling person thereof shall have the right to employ separate counsel in any such case, but the fees and expenses of such counsel shall be at the expense of FSC or such controlling person unless the employment of such counsel shall have been authorized in writing by the Corporation in connection with the defense of such action or the Corporation shall not have employed counsel to have charge of the defense of such action, in any of which events such fees and expenses shall be borne by the Corporation. Anything in this paragraph to the contrary notwithstanding, the Corporation shall not be liable for any settlement of any such claim of action effected without its written consent. The Corporation agrees promptly to notify FSC of the commencement of any litigation or proceedings against the Corporation or any of its officers or Directors or controlling persons in connection with the issue and sale of Shares or in connection with the Registration Statement, Prospectuses, or SAIs.

          (b) FSC agrees to indemnify and hold harmless the Corporation, each of its Directors, each of its officers who have signed the Registration Statement and each other person, if any, who controls the Corporation within the meaning of Section 15 of the Securities Act of 1933, but only with respect to statements or omissions, if any, made in the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof in reliance upon, and in conformity with, information furnished to the Corporation about FSC by or on behalf of FSC expressly for use in the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof. In case any action shall be brought against the Corporation or any other person so indemnified based on the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof, and with respect to which indemnity may be sought against FSC, FSC shall have the rights and duties given to the Corporation, and the Corporation and each other person so indemnified shall have the rights and duties given to FSC by the provisions of subsection (a) above.

               (c) Nothing herein contained shall be deemed to protect any person against liability to the Corporation or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the duties of such person or by reason of the reckless disregard by such person of the obligations and duties of such person under this Agreement.

               (d) Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940, as amended, for Directors, officers, FSC and controlling persons of the Corporation by the Corporation pursuant to this Agreement, the Corporation is aware of the position of the Securities and Exchange Commission as set forth in the Investment Company Act Release No. IC-11330. Therefore, the Corporation undertakes that in addition to complying with the applicable provisions of this Agreement, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Disinterested Directors, or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Corporation further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee/Director, FSC or controlling person of the Corporation will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Corporation is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of non-party Disinterested Directors or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

     11. If at any time the Shares of any Fund are offered in two or more Classes, FSC agrees to adopt compliance standards as to when a class of shares may be sold to particular investors.

     12. This Agreement will become binding on the parties hereto upon the execution of the attached exhibits to the Agreement.


                                   Exhibit A
                                     to the
                             Distributor's Contract

                         World Investment Series, Inc.

                      World Utility Fund - Class A Shares


     In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Class A Shares of World Utility Fund, first set forth in this Exhibit.

     Witness the due execution hereof this 1st day of March, 1994.



ATTEST:                       WORLD INVESTMENT SERIES, INC.



 /s/ John W. McGonigle                  By: /s/ Richard B. Fisher
                    Secretary                          President
(SEAL)

ATTEST:                       FEDERATED SECURITIES CORP.


 /s/ S. Elliott Cohan                   By: /s/ John A. Staley, IV
                    Secretary                Executive Vice President
(SEAL)


                                   Exhibit B
                                     to the
                             Distributor's Contract

                         World Investment Series, Inc.

                      World Utility Fund - Fortress Shares


     The following provisions are hereby incorporated and made part of the Distributor's Contract dated the 1st day of March, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to Classes of the Funds set forth above.

     1. The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of brokers ("Brokers") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation, and to render administrative support services to the Corporation and its shareholders. In addition, FSC is authorized to select a group of administrators ("Administrators") to render administrative support services to the Corporation and its shareholders.

     2. Administrative support services may include, but are not limited to, the following functions: 1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker's or Administrator's premises; 2) account closings: the Broker or Administrator communicates account closings via computer terminals; 3) enter purchase transactions: purchase transactions are entered through the Broker's or Administrator's own personal computer or through the use of a toll-free telephone number; 4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; 5) account maintenance: Broker or Administrator provides or arranges to provide accounting support for all transactions. Broker or Administrator also wires funds and receives funds for Corporation share purchases and redemptions, confirms and reconciles all transactions, reviews the activity in the Corporation's accounts, and provides training and supervision of its personnel; 6) interest posting:
Broker or Administrator posts and reinvests dividends to the Corporation's accounts; 7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; 8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; 9) customer lists: the Broker or Administrator continuously provides names of potential customers; 10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and 11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

     3. During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25 of 1% of the average aggregate net asset value of the shares of the World Utility Fund - Fortress Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

     4. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes' expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

      5. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

     6. FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

     In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Funds, and with respect to the separate Classes of Shares thereof, first set forth in this Exhibit.

     Witness the due execution hereof this 1st day of March, 1994.


ATTEST:                       World Investment Series, Inc.



 /s/ John W. McGonigle                  By: /s/ Richard B. Fisher
                    Secretary                          President
(SEAL)

ATTEST:                       FEDERATED SECURITIES CORP.


 /s/ S. Elliott Cohan                   By: /s/ John A. Staley, IV
                    Secretary                Executive Vice President
(SEAL)




                                   Exhibit C
                                     to the
                             Distributor's Contract

                         WORLD INVESTMENT SERIES, INC.
                               WORLD UTILITY FUND
                                 CLASS B SHARES
       The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.
  1. The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.
  2. During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
  3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.
  4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
  5. FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.
       In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the World Utility Fund, and with respect to the Class B Shares thereof, first set forth in this Exhibit.
       Witness the due execution hereof this 1st day of June, 1995.

ATTEST:                       WORLD INVESTMENT SERIES, INC.



/s/ John W. McGonigle         By: /s/ Richard B. Fisher
Secretary                                          President
(SEAL)

ATTEST:                       FEDERATED SECURITIES CORP.


/s/ S. Elliott Cohan          By:/s/ John W. McGonigle
Secretary                           Executive Vice President
(SEAL)




                                   Exhibit D
                                     to the
                             Distributor's Contract

                         WORLD INVESTMENT SERIES, INC.
                               WORLD UTILITY FUND
                                 CLASS C SHARES
       The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.
  1. The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.
  2. During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
  3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.
  4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
  5. FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.
       In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the World Utility Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.
       Witness the due execution hereof this 1st day of June, 1995.

ATTEST:                       WORLD INVESTMENT SERIES, INC.



/s/ John W. McGonigle         By: /s/ Richard B. Fisher
Secretary                                          President
(SEAL)

ATTEST:                       FEDERATED SECURITIES CORP.


/s/ S. Elliott Cohan                By:/s/ John W. McGonigle
Secretary                           Executive Vice President
(SEAL)



                                   Exhibit E
                                     to the
                             Distributor's Contract

                         WORLD INVESTMENT SERIES, INC.
                       FEDERATED ASIA PACIFIC GROWTH FUND
                                 CLASS A SHARES

       The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.
  1. The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.
  2. During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
  3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.
  4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
  5. FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.
       In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated Asia Pacific Growth Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.
       Witness the due execution hereof this 1st day of December, 1995.

ATTEST:                       WORLD INVESTMENT SERIES, INC.



/s/ S. Elliott Cohan          By: /s/ Richard B. Fisher
Asst. Secretary                                    President
(SEAL)

ATTEST:                       FEDERATED SECURITIES CORP.


/s/ Byron F. Bowman           By: /s/ Edward C. Gonzales
Secretary                           Executive Vice President
(SEAL)


                                   Exhibit F
                                     to the
                             Distributor's Contract

                         WORLD INVESTMENT SERIES, INC.
                       FEDERATED ASIA PACIFIC GROWTH FUND
                                 CLASS B SHARES

       The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.
  1. The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.
  2. During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
  3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.
  4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
  5. FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.
       In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated Asia Pacific Growth Fund, and with respect to the Class B Shares thereof, first set forth in this Exhibit.
       Witness the due execution hereof this 1st day of December, 1995.

ATTEST:                       WORLD INVESTMENT SERIES, INC.



/s/ S. Elliott Cohan          By: /s/ Richard B. Fisher
Asst. Secretary                                    President
(SEAL)

ATTEST:                       FEDERATED SECURITIES CORP.


/s/ Byron F. Bowman           By: /s/ Edward C. Gonzales
Secretary                           Executive Vice President
(SEAL)



                                   Exhibit G
                                     to the
                             Distributor's Contract

                         WORLD INVESTMENT SERIES, INC.
                       FEDERATED ASIA PACIFIC GROWTH FUND
                                 CLASS C SHARES

       The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.
  1. The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.
  2. During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
  3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.
  4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
  5. FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.
       In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated Asia Pacific Growth Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.
       Witness the due execution hereof this 1st day of December, 1995.

ATTEST:                       WORLD INVESTMENT SERIES, INC.



/s/ S. Elliott Cohan          By: /s/ Richard B. Fisher
Asst. Secretary                                    President
(SEAL)

ATTEST:                       FEDERATED SECURITIES CORP.


/s/ Byron F. Bowman           By: /s/ Edward C. Gonzales
Secretary                           Executive Vice President
(SEAL)



                                   Exhibit H
                                     to the
                             Distributor's Contract

                         WORLD INVESTMENT SERIES, INC.
                        FEDERATED EMERGING MARKETS FUND
                                 CLASS A SHARES

       The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.
  1. The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.
  2. During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
  3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.
  4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
  5. FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.
       In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated Emerging Markets Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.
       Witness the due execution hereof this 1st day of December, 1995.

ATTEST:                       WORLD INVESTMENT SERIES, INC.



/s/ S. Elliott Cohan          By: /s/ Richard B. Fisher
Asst. Secretary                                    President
(SEAL)

ATTEST:                       FEDERATED SECURITIES CORP.


/s/ Byron F. Bowman           By: /s/ Edward C. Gonzales
Secretary                           Executive Vice President
(SEAL)



                                   Exhibit I
                                     to the
                             Distributor's Contract

                         WORLD INVESTMENT SERIES, INC.
                        FEDERATED EMERGING MARKETS FUND
                                 CLASS B SHARES

       The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.
  1. The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.
  2. During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
  3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.
  4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
  5. FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.
       In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated Emerging Markets Fund, and with respect to the Class B Shares thereof, first set forth in this Exhibit.
       Witness the due execution hereof this 1st day of December, 1995.

ATTEST:                       WORLD INVESTMENT SERIES, INC.



/s/ S. Elliott Cohan          By: /s/ Richard B. Fisher
Asst. Secretary                                    President
(SEAL)

ATTEST:                       FEDERATED SECURITIES CORP.


/s/ Byron F. Bowman           By: /s/ Edward C. Gonzales
Secretary                           Executive Vice President
(SEAL)



                                   Exhibit J
                                     to the
                             Distributor's Contract

                         WORLD INVESTMENT SERIES, INC.
                        FEDERATED EMERGING MARKETS FUND
                                 CLASS C SHARES

       The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.
  1. The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.
  2. During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
  3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.
  4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
  5. FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.
       In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated Emerging Markets Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.
       Witness the due execution hereof this 1st day of December, 1995.

ATTEST:                       WORLD INVESTMENT SERIES, INC.



/s/ S. Elliott Cohan          By: /s/ Richard B. Fisher
Asst. Secretary                                    President
(SEAL)

ATTEST:                       FEDERATED SECURITIES CORP.


/s/ Byron F. Bowman           By: /s/ Edward C. Gonzales
Secretary                           Executive Vice President
(SEAL)



                                   Exhibit K
                                     to the
                             Distributor's Contract

                         WORLD INVESTMENT SERIES, INC.
                         FEDERATED EUROPEAN GROWTH FUND
                                 CLASS A SHARES

       The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.
  1. The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.
  2. During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
  3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.
  4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
  5. FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.
       In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated European Growth Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.
       Witness the due execution hereof this 1st day of December, 1995.

ATTEST:                       WORLD INVESTMENT SERIES, INC.



/s/ S. Elliott Cohan          By: /s/ Richard B. Fisher
Asst. Secretary                                    President
(SEAL)

ATTEST:                       FEDERATED SECURITIES CORP.


/s/ Byron F. Bowman           By: /s/ Edward C. Gonzales
Secretary                           Executive Vice President
(SEAL)



                                   Exhibit L
                                     to the
                             Distributor's Contract

                         WORLD INVESTMENT SERIES, INC.
                         FEDERATED EUROPEAN GROWTH FUND
                                 CLASS B SHARES

       The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.
  1. The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.
  2. During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
  3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.
  4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
  5. FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.
       In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated European Growth Fund, and with respect to the Class B Shares thereof, first set forth in this Exhibit.
       Witness the due execution hereof this 1st day of December, 1995.

ATTEST:                       WORLD INVESTMENT SERIES, INC.



/s/ S. Elliott Cohan          By: /s/ Richard B. Fisher
Asst. Secretary                                    President
(SEAL)

ATTEST:                       FEDERATED SECURITIES CORP.


/s/ Byron F. Bowman           By: /s/ Edward C. Gonzales
Secretary                           Executive Vice President
(SEAL)



                                   Exhibit M
                                     to the
                             Distributor's Contract

                         WORLD INVESTMENT SERIES, INC.
                         FEDERATED EUROPEAN GROWTH FUND
                                 CLASS C SHARES

       The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.
  1. The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.
  2. During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
  3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.
  4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
  5. FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.
       In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated European Growth Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.
       Witness the due execution hereof this 1st day of December, 1995.

ATTEST:                       WORLD INVESTMENT SERIES, INC.



/s/ S. Elliott Cohan          By: /s/ Richard B. Fisher
Asst. Secretary                                    President
(SEAL)

ATTEST:                       FEDERATED SECURITIES CORP.


/s/ Byron F. Bowman           By: /s/ Edward C. Gonzales
Secretary                           Executive Vice President
(SEAL)



                                   Exhibit N
                                     to the
                             Distributor's Contract

                         WORLD INVESTMENT SERIES, INC.
                   FEDERATED INTERNATIONAL SMALL COMPANY FUND
                                 CLASS A SHARES

       The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.
  1. The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.
  2. During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
  3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.
  4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
  5. FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.
       In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated International Small Company Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.
       Witness the due execution hereof this 1st day of December, 1995.

ATTEST:                       WORLD INVESTMENT SERIES, INC.



/s/ S. Elliott Cohan          By: /s/ Richard B. Fisher
Asst. Secretary                                    President
(SEAL)

ATTEST:                       FEDERATED SECURITIES CORP.


/s/ Byron F. Bowman           By: /s/ Edward C. Gonzales
Secretary                           Executive Vice President
(SEAL)



                                   Exhibit O
                                     to the
                             Distributor's Contract

                         WORLD INVESTMENT SERIES, INC.
                   FEDERATED INTERNATIONAL SMALL COMPANY FUND
                                 CLASS B SHARES

       The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.
  1. The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.
  2. During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
  3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.
  4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
  5. FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.
       In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated International Small Company Fund, and with respect to the Class B Shares thereof, first set forth in this Exhibit.
       Witness the due execution hereof this 1st day of December, 1995.

ATTEST:                       WORLD INVESTMENT SERIES, INC.



/s/ S. Elliott Cohan          By: /s/ Richard B. Fisher
Asst. Secretary                                    President
(SEAL)

ATTEST:                       FEDERATED SECURITIES CORP.


/s/ Byron F. Bowman           By: /s/ Edward C. Gonzales
Secretary                           Executive Vice President
(SEAL)



                                   Exhibit P
                                     to the
                             Distributor's Contract

                         WORLD INVESTMENT SERIES, INC.
                   FEDERATED INTERNATIONAL SMALL COMPANY FUND
                                 CLASS C SHARES

       The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.
  1. The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.
  2. During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
  3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.
  4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
  5. FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.
       In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated International Small Company Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.
       Witness the due execution hereof this 1st day of December, 1995.

ATTEST:                       WORLD INVESTMENT SERIES, INC.



/s/ S. Elliott Cohan          By: /s/ Richard B. Fisher
Asst. Secretary                                    President
(SEAL)

ATTEST:                       FEDERATED SECURITIES CORP.


/s/ Byron F. Bowman           By: /s/ Edward C. Gonzales
Secretary                           Executive Vice President
(SEAL)



                                   Exhibit Q
                                     to the
                             Distributor's Contract

                         WORLD INVESTMENT SERIES, INC.
                      FEDERATED LATIN AMERICAN GROWTH FUND
                                 CLASS A SHARES

       The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.
  1. The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.
  2. During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
  3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.
  4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
  5. FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.
       In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated Latin American Growth Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.
       Witness the due execution hereof this 1st day of December, 1995.

ATTEST:                       WORLD INVESTMENT SERIES, INC.



/s/ S. Elliott Cohan          By: /s/ Richard B. Fisher
Asst. Secretary                                    President
(SEAL)

ATTEST:                       FEDERATED SECURITIES CORP.


/s/ Byron F. Bowman           By: /s/ Edward C. Gonzales
Secretary                           Executive Vice President
(SEAL)



                                   Exhibit R
                                     to the
                             Distributor's Contract

                         WORLD INVESTMENT SERIES, INC.
                      FEDERATED LATIN AMERICAN GROWTH FUND
                                 CLASS B SHARES

       The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.
  1. The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.
  2. During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
  3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.
  4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
  5. FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.
       In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated Latin American Growth Fund, and with respect to the Class B Shares thereof, first set forth in this Exhibit.
       Witness the due execution hereof this 1st day of December, 1995.

ATTEST:                       WORLD INVESTMENT SERIES, INC.



/s/ S. Elliott Cohan          By: /s/ Richard B. Fisher
Asst. Secretary                                    President
(SEAL)

ATTEST:                       FEDERATED SECURITIES CORP.


/s/ Byron F. Bowman           By: /s/ Edward C. Gonzales
Secretary                           Executive Vice President
(SEAL)



                                   Exhibit S
                                     to the
                             Distributor's Contract

                         WORLD INVESTMENT SERIES, INC.
                      FEDERATED LATIN AMERICAN GROWTH FUND
                                 CLASS C SHARES

       The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.
  1. The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.
  2. During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.
  3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.
  4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.
  5. FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.
       In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated Latin American Growth Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.
       Witness the due execution hereof this 1st day of December, 1995.

ATTEST:                       WORLD INVESTMENT SERIES, INC.



/s/ S. Elliott Cohan          By: /s/ Richard B. Fisher
Asst. Secretary                                    President
(SEAL)

ATTEST:                       FEDERATED SECURITIES CORP.


/s/ Byron F. Bowman           By: /s/ Edward C. Gonzales
Secretary                           Executive Vice President